Exhibit 10.19

UNDERWRITING AGREEMENT

December 20, 1999

WaveRider Communications Inc.
255 Consumers Road, Suite 500
Toronto, Canada
M2J 1R4

Attention: D. Bruce Sinclair, President & Chief Executive Officer

Dear Sir:

The undersigned, Groome Capital.com Inc. ("Groome" or the "Underwriter"), understands that WaveRider Communications Inc. ("WaveRider" or the "Corporation") proposes to create, issue and sell (the "Offering") through the Underwriter in an offering registered under the U.S. Securities Act of 1933, as amended, up to 4,444,444 common shares ("Common Shares") and 2,222,222 Common Share purchase warrants ("Warrants"), subject to the terms and conditions set out below, at a price of US$1.35 per one Common Share and one-half of one Warrant (the "Offering Price"). Each whole Common Share and one half of one Warrant are collectively referred to herein as a "Unit". Subject to adjustment in certain events, each whole Warrant shall entitle the holder to purchase one Common Share at a price of US$2.00 at any time prior to 5:00 p.m. (Toronto time) on December 20, 2001.

Upon and subject to the terms and conditions set forth herein, the Corporation hereby appoints the Underwriter to act as the Corporation's exclusive underwriter to effect the sale of the Units to persons (the "Purchasers") resident in the Qualifying Provinces (as hereinafter defined) and certain jurisdictions outside of Canada and the United States pursuant to the terms and conditions hereof and the Underwriter hereby agrees to act as the Underwriter of the Corporation for such purposes and to effect such sale of the Units on its behalf.

The Underwriter further understands that contemporaneously with the Offering, the Corporation proposes to effect an additional offering of up to 2,962,963 Units to certain purchasers through an agent in the United States (the "International Offering") on the same or substantially the same terms as the Offering and the Underwriter hereby agrees to provide financial advisory services to the Corporation in connection with the International Offering.

In consideration of the services to be rendered by the Underwriter in connection with the Offering, the Corporation shall pay to the Underwriter a commission (the "Commission") equal to 8.0% of the gross proceeds realized by the Corporation in respect of the sale of the Units sold pursuant to the Offering and, in consideration for financial advisory services rendered by the Underwriter in connection with the International Offering, the Corporation shall pay to the Underwriter a fee (the "Financial Advisory Fee") equal to US$100,000 provided that minimum gross proceeds of US$2,500,000 are realized by the Corporation in connection with the International Offering. As additional compensation for the services provided by the Underwriter, the Corporation shall also grant to the Underwriter warrants (the "Compensation Warrants") to purchase up to 444,444 Units at the Offering Price at any time on or prior to December 20, 2001. The obligation of the Corporation to pay the Commission and the Financial Advisory Fee and to deliver the Compensation Warrants shall arise at the Closing Time (as hereinafter defined) and the Commission, the Financial Advisory Fee and the Compensation Warrants shall be fully earned by the Underwriter at that time (notwithstanding the actual date of payment).

                                   DEFINITIONS

In this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:


         "affiliate", "associate",  "distribution", "material change", "material
         fact",   "misrepresentation",   "person"  and  "subsidiary"   have  the
         respective meanings ascribed to them in the Securities Act (Ontario);

         "Agreement" means the agreement resulting from the acceptance by the Corporation of the offer made hereby;

         "Business Day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in either the City of Toronto, Ontario;

         "Canadian Securities Laws" means all applicable securities laws in each of the Qualifying Provinces and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, orders, blanket rulings and other regulatory instruments including, without limitation, Ontario Securities Commission Rule 71-101;

         "Claim" has the meaning ascribed to it in subparagraph 13(b);

         "Closing" means the completion on the Closing Date of the issue and sale by the Corporation of the Units and the purchase by the Purchasers of the Units as contemplated by this Agreement;

         "Closing Date" means December 20, 1999 or such other date as the Corporation and the Underwriter may agree;

         "Closing Time" means 11:00 a.m. (Toronto time) on the Closing Date or such other time as the Corporation and Underwriter may agree;

         "Corporation's Auditors" means PricewaterhouseCoopers LLP or such other firm of chartered accountants as may from time to time be appointed auditors of the Corporation;

         "Disclosure Documents" means, collectively, the Registration Statement, the Prospectus and all other documents filed or to be filed by the Corporation with the SEC in accordance with applicable U.S. Securities Laws;

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         "encumbrance" means any encumbrance,  lien, charge,  hypothec,  pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, restriction, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege or any contract to create any of the foregoing;

         "Environmental Laws" means any Law with respect to any Hazardous Materials, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions, wells or otherwise concerning pollution or the protection of the environment;

         "Financial Statements" means, collectively, (i) the annual audited financial statements of the Corporation as at and for the fiscal year ended December 31, 1998 and the notes thereto and the auditor's report thereon, and (ii) the unaudited interim financial statements of the Corporation for the nine months ended September 30, 1999;

         "Governmental Entity" means any government or any governmental agency, bureau, board, commission, department, regulatory agency, or political subdivision, whether federal, state, provincial or local, domestic or foreign;

         "Hazardous Materials" means each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law or the Release of which is prohibited under any Environmental Law;

         "Indemnified  Party" has the  meaning  ascribed  to it in  subparagraph
         13(b);

         "Intellectual Property" has the meaning ascribed to it in subparagraph 7(xviii);

         "Law" means any federal, provincial, local or municipal, domestic or foreign, constitutional provision, statute, law, by-law, rule, regulation, permit, decree, injunction, judgment, order, or legally binding ruling, determination, common law rule, finding or writ of any Governmental Entity or any court of other tribunal;

         "Losses"  means  all  claims,  demands,  proceedings,  losses,  damages
         (whether   such  damages  are  based  in  contract,   tort   (including
         negligence) or otherwise), liabilities, deficiencies, costs and expenses (including, without limitation, all legal and other professional fees and disbursements, interests, penalties and amounts paid in settlement);

         "Material  Agreements"  means,   collectively,   this  Agreement,   the
         Subscription Agreements and the certificates representing the Warrants and the Compensation Warrants;

         "Material Premises" has the meaning ascribed to it in subparagraph 8(xxxi);

         "Material Subsidiaries" means WaveRider Communications (Canada) Inc., WaveRider Communications (USA) Inc. and Jet Stream Internet Services Inc.;

         "Optioned Securities" means, collectively, the Common Shares and Warrants issuable upon exercise of the Compensation Warrants;

         "OTC Bulletin Board" means the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc.;

         "Parties" means the parties to this Agreement and "Party" means any one of them;

         "Prospectus" means the prospectus of the Corporation to be filed with the SEC in connection with the offer and sale of the Underlying Securities to be registered pursuant to the Registration Statement, as the same may from time to time be amended;

         "Prospectus   Supplement"  means  the  prospectus   supplement  of  the
         Corporation to be filed with the SEC under Rule 424 (c) of the U.S. Securities Act;

         "Purchasers" means the persons (which may include the Underwriter) who as purchasers acquire Units by duly completing, executing and delivering Subscription Agreements and permitted assignees or transferees of such persons from time to time;

         "Qualifying   Provinces"  means  the  Provinces  of  Alberta,   British
         Columbia, Ontario and Quebec and "Qualifying Province" means any one of them;

         "Registration Statement" means the registration statement of the Corporation filed on Form S-3 with the SEC as file number 333-92591 pursuant to which the Underlying Securities and the Optioned Securities have been registered for resale under applicable U.S. Securities Laws, as the same may from time to time be amended in accordance with applicable U.S. Securities Laws;

         "Regulation S" means Regulation S under the U.S. Securities Act;

         "SEC" means the United States Securities and Exchange Commission;

         "Securities Laws" means, collectively, the Canadian Securities Laws and the U.S. Securities Laws;

         "Securities Regulators" means, collectively, the SEC and the securities
         commissions  or  other   securities   regulatory   authorities  in  the
         Qualifying Provinces and "Securities Regulator" means any one of them;

         "Subscription Agreement" means a subscription agreement, including all schedules thereto, in the form agreed upon by the Underwriter and the Corporation pursuant to which Purchasers agree to subscribe for and purchase the Units herein contemplated;

         "Supplementary   Material"   has  the  meaning   ascribed   thereto  in
         subparagraph 3(b);

         "to the best of its knowledge, information and belief", with respect to any party, means that no information has come to such party's attention which has given such party actual knowledge of the facts or circumstances referred to; and

         "Underlying Securities" means collectively (i) the Common Shares and Warrants; and (ii) the Common Shares issuable on exercise of the Warrants;

         "U.S. Securities Laws" means, collectively, the U.S. Securities Act, the United States Securities Exchange Act of 1934, as amended and all other applicable federal and state securities laws in the United States, including all "Blue Sky" laws, and all regulations and forms prescribed thereunder, the United States together with all applicable published policy statements, blanket orders and rulings of the SEC and any applicable state securities regulatory authorities;

         "United States" means the United States as that term is defined in Regulation S;

         "U.S. Person" means a U.S. Person as that term is defined in Regulation S; and

         "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States.

TERMS AND CONDITIONS

1. Sale on Exempt Basis. Subject to the satisfaction of the conditions of closing set forth in paragraph 10 hereof, the Underwriter shall offer the Units for sale on behalf of the Corporation in the Qualifying Provinces in compliance with all applicable Canadian Securities Laws and in such other jurisdictions outside of Canada and the United States in compliance with all applicable securities laws of such other jurisdictions.

2. (a) Canadian Filings. Subject to the Corporation receiving from the Underwriter or the Purchasers, as the case may be, fully completed Subscription Agreements (including any required appendices thereto) from Purchasers, the Corporation undertakes to file or cause to be filed with the Securities Regulators in the Qualifying Provinces and delivered to the Purchasers all documents, forms and undertakings including, without limitation, the Prospectus and any Supplementary Material, required to be filed with the Securities Regulators or delivered to the Purchasers by the Corporation in connection with the purchase and sale of the Units so that the distribution of the Units may lawfully occur in the Qualifying Provinces (but on terms that will permit Underlying Securities acquired by the Purchasers in the Qualifying Provinces to be sold by such Purchasers at any time in the Qualifying Provinces subject to applicable Canadian Securities Laws). All fees payable in connection with such filings and deliveries shall be at the expense of the Corporation.

     (b) No General Solicitation. Neither the Corporation nor the Underwriter shall (i) provide to prospective Purchasers any document or other material that would constitute an offering memorandum within the meaning of Canadian
Securities Laws other than as contemplated by and in accordance with Ontario Securities Commission Rule 71-101; or (ii) engage in any form of general solicitation or general advertising in Canada in connection with the offer and sale of the Units, including but not limited to, causing the sale of the Units to be advertised in any printed public media, radio television or telecommunications, including electronic display or conduct any seminar or meeting relating to the offer and sale of the Units or Underlying Securities whose attendees have been invited by general solicitation or advertising.

3. (a) Deliveries at the Closing Time. The Corporation shall deliver to the Underwriter on or prior to the Closing Time:

     (i) an executed copy of the Registration Statement and such number of copies of the Prospectus and Prospectus Supplement as the underwriter shall reasonably request; and

     (ii) executed copies of any other documents filed or required to be filed by the Corporation under applicable U.S. Securities Laws in connection with the Registration Statement and the Prospectus.

     (b) Supplementary Material. The Corporation shall also prepare and deliver promptly to the Underwriter duly signed copies of all amended or supplementary registration statements, prospectuses or supplemental statements and related documents required to be filed by the Corporation under applicable U.S.
Securities Laws required to be filed under paragraph 6 of this Agreement (collectively, the "Supplementary Material"), such Supplementary Material to be in form and substance satisfactory to the Underwriter, acting reasonably.

4. Representation as to Registration Statement, Prospectus and Supplementary Material. Delivery of the Registration Statement, Prospectus and any Supplementary Material in accordance with paragraph 4 above shall constitute a representation and warranty by the Corporation to the Underwriter, the Purchasers and their permitted assigns that at the time of delivery (except information and statements relating solely to or provided solely by the Underwriter) no material fact or information has been omitted therefrom which is required to be stated therein or is necessary to make the statements or information contained therein not misleading in light of the circumstances under which they were made. Such delivery shall also constitute the Corporation's consent to the Underwriter's use of the Registration Statement, Prospectus, any Supplementary Material and any other public documents supplied to the Underwriter by the Corporation for the distribution of the Underlying Securities through the OTC Bulletin Board in compliance with the provisions of this Agreement and applicable U.S. Securities Laws.

5.       Covenants.

     (a) The Corporation covenants to the Underwriter and to the Purchasers and their permitted assigns and acknowledges that each of them is relying on such covenants in completing the Offering, that the Corporation shall:

         (i) duly execute and deliver the Material Agreements at the Closing Time and comply with and satisfy all terms, conditions and covenants therein contained to be complied with or satisfied by the Corporation;

         (ii) use its reasonable best efforts to maintain its status as a reporting company under applicable U.S. Securities Laws and to continue to be in compliance with its obligations thereunder, without default;

         (iii) use its reasonable best efforts to maintain a quotation for the Common Shares on the OTC Bulletin Board or such other recognized stock exchange(s) or quotation system(s) as the Corporation may determine, acting reasonably;

         (iv) ensure that the Underlying Securities, the Compensation Warrants and the Optioned Securities shall be duly and validly created, authorized and issued on payment of the purchase price therefor, and shall have attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

         (v) ensure that the Common Shares issued to Purchasers on the Closing Date and the Common Shares issued upon exercise of the Warrants and the Compensation Options are duly issued as fully paid and non-assessable securities in the capital of the Corporation, and shall have the attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

         (vi) ensure that at all times prior to the expiry thereof, sufficient Common Shares are allotted and reserved or deposited for issuance upon the due exercise of the Warrants and the Compensation Warrants;

         (vii) allow and assist the Underwriter and its representatives to conduct all due diligence which the Underwriter may reasonably require to be conducted in order to fulfil its obligations as Underwriter under applicable Securities Laws;

         (viii) not, for period of 120 days from the Closing Date, offer, sell or otherwise issue or announce any offer, sale or other issuance of, any voting securities of the Corporation or any securities convertible into or exchangeable for or exercisable to acquire voting securities of the Corporation, other than
                  (A) as contemplated herein; (B) pursuant to the Warrants, the Compensation Warrants, the Corporation's employee stock option plans and such other convertible securities, rights and agreements outstanding as of the date hereof as have been disclosed in writing to the Underwriter; (C) in connection with a bona fide acquisition of shares or assets from an arm's length third party; or (D) in connection with another offering of Common Shares, without the prior written consent of the Underwriter, such consent not to be unreasonably withheld; and

         (ix) use its best efforts to obtain all approvals and make all filings, if any, as are required or necessary to ensure that the Common Shares issuable on exercise of the Warrants and the Compensation Options are validly quoted for trading on the OTC Bulletin Board or such other recognized stock exchange(s) or quotation system(s) as the Common Shares may then be listed or quoted for trading.

         (b) Underwriter's Covenants. The Underwriter covenants and agrees with the Corporation (and acknowledges that the Corporation is relying thereon) that it will:

         (i)      conduct   activities  in  connection   with  the  Offering  in
                  compliance with all applicable Canadian Securities Laws in the Qualifying Provinces;

         (ii) not sell the Units, solicit subscriptions for Units, trade in Underlying Securities or otherwise do any act in furtherance of a trade of Underlying Securities in the United States;

         (iii) use its reasonable best efforts to obtain from each Purchaser an executed Subscription Agreement and all undertakings, questionnaires and other forms required under applicable Canadian Securities Laws of the Qualifying Provinces as may be supplied to the Underwriter by the Corporation for completion in connection with the Offering;

         (iv)     not  advertise  the proposed  offering or sale of the Units in
                  printed   public   media   or   on   radio,    television   or
                  telecommunications, including electronic display;

         (v)      cause each  member of any banking or selling  group  formed by
                  them  to  acknowledge   its  agreement  to  be  bound  by  the
                  provisions of this Agreement;

         (vi) not solicit subscriptions for Units except in accordance with the terms and condition of this Agreement;

         (vii) deliver a copy of the Prospectus and Prospectus Supplement to each Purchaser forthwith upon receipt of same from the Corporation; and

         (viii)   pay for the Units at the Closing Time.

6. (a) Material Changes During Distribution. During the period from the date hereof to the completion of distribution of the Underlying Securities, the Corporation shall promptly notify the Underwriter (and, if requested by the Underwriter, confirm such notification in writing) of:

         (i) any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation;

         (ii) any material fact which has arisen and would have been required to have been stated in the Registration Statement or Prospectus had the fact arisen on, or prior to, the date of such document; and

         (iii) any change in any material fact contained in the Registration Statement, the Prospectus or the Supplementary Material or any amendments or supplements thereto which change is, or may be, of such a nature as to render any material statement in the Registration Statement, the Prospectus or any Supplementary Material misleading or untrue or which would result in a misrepresentation in the Registration Statement, the Prospectus or Supplementary Material or which would result in the Registration Statement, the Prospectus or Supplementary Material not complying (to the extent that such compliance is required) with applicable Securities Laws or which would reasonably be expected to have a significant effect on the market price or value of the Underlying Securities.

During the period from the date hereof to the completion of distribution of the Underlying Securities, the Corporation shall promptly, and in any event, within any applicable time limitation, comply with all applicable filing and other requirements under applicable Securities Laws as a result of such change. The Corporation shall in good faith discuss with the Underwriter any fact or change in circumstances (actual, anticipated, contemplated or threatened, and financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Underwriter pursuant to this paragraph 6.

         (b) Change in Securities Laws. If during the period of distribution to the public of the Underlying Securities, there shall be any change in U.S. Securities Laws which in the opinion of counsel to the Corporation or of counsel to the Underwriter requires the filing of Supplementary Material, the Corporation shall, to the satisfaction of its counsel and the Underwriter's counsel, promptly prepare and file such Supplementary Material with the appropriate Securities Regulators in the United States where such filing is required.

7.       Representations and Warranties of the Corporation.

         (a) The Corporation  represents and warrants to the Underwriter and the
Purchasers,   and   acknowledges   that  each  of  them  is  relying  upon  such
representations and warranties in completing the Offering, that:

         (i) each of the Corporation and the Material Subsidiaries has been duly continued and is validly existing under the laws of its jurisdiction of incorporation, has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its properties and assets and the Corporation has all requisite power and authority to carry out its obligations under each of the Material Agreements;

         (ii) except for the Material Subsidiaries, the Corporation has no material subsidiaries and has no investment or proposed investment in any person which is or would be material to the business and affairs of the Corporation;

         (iii) the Corporation is a reporting company under U.S. Securities Laws and is not in default of any requirement thereof, is in compliance with its timely disclosure obligations under such legislation and there are no outstanding reports filed under U.S. Securities Laws on a confidential basis;

         (iv) all consents, approvals, permits, authorizations or filings as may be required under applicable Securities Laws necessary for the execution and delivery of, and the performance by the Corporation of its obligations under, each of the Material Agreements have been made or obtained, as applicable;

         (v) this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

         (vi) at the Closing Time, each of the Material Agreements shall have been duly authorized, executed and delivered by the Corporation and each shall constitute a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

         (vii) none of the execution and delivery of the Material Agreements, the performance by the Corporation of its obligations hereunder or thereunder, the issue and sale of the Units hereunder and the consummation of the transactions contemplated in this Agreement and the Material Agreements, including the issuance and delivery of the Underlying Securities and the Optioned Securities do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (A) any statute, rule or regulation applicable to the Corporation including, without limitation, applicable Securities Laws; (B) the constating documents, by-laws or resolutions of the Corporation which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Corporation is a party or by which it is bound; or (D) any judgment, decree or order binding the Corporation or, the property or assets of the Corporation in each case which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation or its assets;

         (viii) at the Closing Time, all necessary corporate action will have been taken by the Corporation to allot and authorize the issuance of the Underlying Securities, the Compensation Warrants, and the Optioned Securities and upon due exercise of the Warrants and Compensation Warrants, the Common Shares issuable upon the exercise thereof will be validly issued as fully paid and non-assessable shares of the Corporation;

         (ix) the authorized capital of the Corporation consists of 100,000,000 Common Shares with a par value of U.S.$0.001 and 5,000,000 preferred shares issuable in series with a par value of U.S.$0.001, of which 50,473,510 Common Shares and 764,000 preferred shares are issued and outstanding as fully paid and non-assessable as at December 15, 1999 prior to giving effect to the Offering and the International Offering;

         (x) other than as referred to in the Disclosure Documents, there has not occurred any material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition, capital or prospects of the Corporation and its subsidiaries since the effective date of the Financial Statements, and no transaction has been entered into by the Corporation or any of its subsidiaries which is or would be material to the Corporation on a consolidated basis;

         (xi) the Financial Statements have been prepared in accordance with generally accepted accounting principles and fairly present, in all material respects, the financial condition and results of operations of the Corporation for the periods then ended;

         (xii) except as set forth in Schedule "A" hereto, (A) the Corporation is the sole registered and beneficial owner of all issued and outstanding securities of each Material Subsidiary; and (B) no holder of outstanding shares in the capital of the Corporation will be entitled to any pre-emptive or any similar rights to subscribe for any of the Common Shares or other securities of the Corporation and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for any shares in the capital of the Corporation or any of the Material Subsidiaries are outstanding or are contemplated;

         (xiii) the Corporation and each of its subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable Laws of each jurisdiction in which such business is carried on, except where the failure to do so would not have a material adverse effect on the Corporation;

         (xiv) no legal or governmental proceedings are pending to which the Corporation or any of its subsidiaries or to which the property of the Corporation or any of its subsidiaries is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation taken as a whole and, to the best of its knowledge, information and belief, no such proceedings have been threatened against or are contemplated with respect to the Corporation or any of its property;

         (xv) the Corporation and each of its subsidiaries has timely filed all necessary tax returns and notices and has paid or made provision for all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due except where the failure to file such tax returns and notices would not have an adverse material effect on the Corporation and the Corporation is not aware of any material tax deficiencies or material interest or penalties accrued or accruing, or alleged to be accrued or accruing thereon which have not otherwise been provided for by the Corporation and its subsidiaries;

         (xvi) the Corporation and its subsidiaries possess all material certificates, authorizations, permits or licences issued by the appropriate regulatory authorities necessary to conduct the business operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, permit or licence which, by itself or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would have a material adverse effect on the conduct of the business, operations, financial condition or income of the Corporation taken as a whole;

         (xvii) to the best of the Corporation's knowledge, information and belief, none of the directors or officers of the Corporation or any of its subsidiaries (or such shareholders' respective principals) is or has ever been subject to prior regulatory, criminal or bankruptcy proceedings in Canada or elsewhere;

         (xviii) the Corporation or one of its subsidiaries has all proprietary rights provided in law to all patents, trademarks, copyrights, industrial designs, software, firmware, trade secrets, know-how, show-how, concepts, information and other intellectual and industrial property (collectively, "Intellectual Property") necessary to permit it to conduct its business, except where the failure to do so would not have a material adverse effect on the Corporation;

         (xix) the Corporation or one of its subsidiaries is the exclusive owner of or possesses adequate enforceable rights to use the Intellectual Property free and clear of any encumbrances which would have a material adverse effect on the Corporation, and has no knowledge of any claim of adverse ownership in respect thereof;

         (xx) the Corporation is not aware of a claim of any infringement or breach by the Corporation or any of its subsidiaries of any industrial or intellectual property rights of any other person, nor has the Corporation or any of its subsidiaries received any notice, nor is the Corporation otherwise aware, that the use of the business names, trademarks, servicemarks, copyrights and other industrial or intellectual property of the Corporation or any of its subsidiaries infringes upon or breaches any industrial or intellectual property rights of any other person and the Corporation has no knowledge of any infringement or violation of any of the rights of the Corporation in such intellectual and industrial property and is not aware of any state of facts that casts doubt on the validity or enforceability of any such intellectual or industrial property rights;

         (xxi) except as disclosed in the Disclosure Documents, there is presently no material plan in place for retirement bonus, pension benefits, unemployment benefits, deferred compensation, severance or termination pay, insurance, sick leave, disability, salary continuation, legal benefits, vacation or other employee incentives or compensation that is contributed to or required to be contributed to, by the Corporation for the benefit of any current or former director, senior officer, or consultant of the Corporation;

         (xxii) except as disclosed in the Disclosure Documents, neither the Corporation nor any of its subsidiaries owes any money to, nor has the Corporation or any of its subsidiaries any present loans to, or borrowed any monies from, is or otherwise indebted to any officer, director, employee, shareholder or any person not dealing at "arms length" (as such term is defined in the Income Tax Act (Canada)) with the Corporation except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Corporation;

         (xxiii) except as disclosed in the Disclosure Documents, neither the Corporation nor any of its subsidiaries is a party to any contract, agreement or understanding except in the normal course of business with any officer, director, employee, shareholder or any other person not dealing at arm's length with the Corporation;

         (xxiv) except as disclosed in the Disclosure Documents, to the best of the Corporation's knowledge, information and belief, no present or former officer, director or shareholder of the Corporation or any of its subsidiaries has any cause of action, or other claim whatsoever, against, or owes any amount to, the Corporation or any of its subsidiaries except for any liabilities reflected in the Financial Statements and claims in the ordinary and normal course of the business such as for accrued vacation pay and accrued benefits under any employee plans the particulars of which have been disclosed to the Underwriter;

         (xxv) except as disclosed in the Disclosure Documents, there are no pension, retirement, profit sharing and other employee benefit plans established by or for the employees of the Corporation and its subsidiaries nor any other plans, programs, funds, arrangements and contractual undertakings, whether for the benefit of a single individual or for more than one individual, and whether or not funded, which is in the nature of (i) an employee pension benefit plan, (ii) an employee welfare benefit plan, or (iii) any incentive or other benefit arrangement for employees, their beneficiaries and/or their dependants, including bonus, stock purchase, deferred compensation, supplemental retirement, severance or other similar plans;

         (xxvi) all material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, pension plan premiums, accrued wages, salaries and commissions and employee benefit plan payments have been reflected in the books and records of the Corporation;

         (xxvii) neither the Corporation nor any of its subsidiaries has made any contracts with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreements and the Corporation is not aware of any current attempts to organize or establish any labour union or employee association with respect to any employees of the Corporation or any of its subsidiaries, nor is there any certification of any such union with regard to a bargaining unit;

         (xxviii) there has not been and there is not currently any material disagreement or other difficulty with any of the employees of the Corporation or any of its subsidiaries which is adversely affecting or could reasonably adversely affect, in a material manner, the carrying on of the business of the Corporation or any of its subsidiaries;

         (xxix) to the best of the Corporation's knowledge, information and belief, the Corporation is in compliance with the provisions of applicable worker's compensation, applicable employee health and safety, training or similar legislation in each jurisdiction where it carries on business;

         (xxx)    no  property  or  asset  of  the  Corporation  or  any  of its subsidiaries has been taken or expropriated by any federal, state, provincial, municipal or other authority nor has any notice or proceeding in respect thereof been given or commenced nor is the Corporation aware of any intent or proposal to give any such notice or commence any such proceeding;

         (xxxi)   with  respect  to  each  premises  which  is  material  to the
                  Corporation   and  which  the   Corporation   or  any  of  its
                  subsidiaries occupies (the "Material Premises"), the Corporation or one of its subsidiaries has the right to occupy and use the Material Premises;

         (xxxii) each of the leases pursuant to which the Corporation or any of its subsidiaries occupies any Material Premises is in good standing and in full force and effect, and none of the Corporation or any of its subsidiaries (as the case may be) or, to the best of the knowledge, information and belief of the Corporation, any other party thereto, is in breach of any material covenants, conditions or obligations contained therein;

         (xxxiii) to the best of the  Corporation's  knowledge,  information and belief, the business of the Corporation and each of its subsidiaries has been and is in compliance with all applicable Environmental Laws except where such non-compliance would not have a material adverse effect on the Corporation; neither the Corporation nor any of its subsidiaries has used or permitted to be used, except in compliance with all Environmental Laws, any of its properties or facilities or any property or facility which it previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Materials and neither the Corporation nor any of its subsidiaries has caused or permitted, nor has there been any release, of any Hazardous Materials on, in, around, from or in connection with any of its properties or assets or their use, or any property or facility which it previously owned or leased, or any such Release on or from a facility owned or operated by any third party but with respect to which the Corporation or one of its subsidiaries is or may reasonably be alleged to have liability. All Hazardous Substances and all other wastes and other materials and substances used in whole or in part by the Corporation and its subsidiaries have been disposed of, treated and stored by the Corporation and its subsidiaries in compliance with all Environmental Laws; the Corporation nor any of its subsidiaries has received any notice of, nor been prosecuted for, non-compliance with any Environmental Laws, and neither the Corporation nor any of its subsidiaries has settled any allegation of non-compliance prior to prosecution; and there are no notices, orders or directions relating to environmental matters requiring, or notifying the Corporation or one of its subsidiaries that it is or may be responsible for, any containment, clean-up, remediation or corrective action, or any work, repairs, construction or capital expenditures to be made under Environmental Laws with respect to the business or any property of the Corporation and its subsidiaries;

         (xxxiv) the Corporation and each of its subsidiaries has established a comprehensive plan which includes appropriate contingency measures and has taken all commercially reasonable steps to ensure that their business, systems, processes, products and services to the extent that they are in the Corporation's control will operate, in all material respects, prior to, during and after the calendar year 2000 without error relating to the date data, or the product of date data, specifically including any error relating to or which represents or references different centuries or more than one century, and all components of same will function, both separately and as a whole in conjunction with each other, normally, without error or delay and in substantially the same manner before, during and after January 1, 2000;

         (xxxv)   no  approvals  or filings are  required or  necessary  for the
                  valid   quotation  of  the  Common  Shares  to  be  issued  to
                  Purchasers on the Closing Date; and

         (xxxvi)  the first trade of the Common Shares (A) comprising the Units;
                  (B) issuable upon the due exercise of the Compensation Options; (C) issuable upon the due exercise of the Warrants comprising the Units; and (D) issuable upon the due exercise of the Warrants issuable upon exercise of the Compensation Warrants, in each case through the facilities of the OTC
                  Bulletin Board, are exempt from the prospectus and registration requirements of the Canadian Securities Laws of the Qualifying Provinces (or alternatively, the prospectus and registration requirements of the Canadian Securities Laws are inapplicable to such first trade of the Common Shares) and no documents is required to be filed (other than specified forms accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the Canadian Securities Laws of any of the Qualifying Provinces to permit such issuance of the Common Shares, subject to certain usual provisos and specified restrictions.

8. Closing Deliveries. The purchase and sale of the Units shall be completed at the Closing Time at the offices of Cassels Brock & Blackwell, Toronto, Ontario or at such other place as the Underwriter and the Corporation may agree upon. At or prior to the Closing Time, and subject to the satisfaction or waiver of the conditions set forth in paragraph 9, the Corporation shall duly and validly deliver to the Underwriter certificates in definitive form representing the Common Shares and Warrants to be issued and sold on the Closing Date registered in the names of such Purchasers or as otherwise indicated on their respective Subscription Agreements, against: (a) payment at the direction of the Corporation of the aggregate Offering Price therefor in lawful money of the United States by certified cheque or banker's draft, less an amount equal to the Commission, the Financial Advisory Fee and the fees and expenses of the Underwriter payable pursuant to paragraph 11 hereof; and (b) all completed Subscription Agreements and all appendices thereto, if applicable.

9. Closing Conditions. Each Purchaser's obligation to purchase the Units at the Closing Time shall be conditional upon the fulfilment at or before the Closing Time of the following conditions:

          (a) the Underwriter shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Corporation (or such other officer of the Corporation acceptable to the Underwriter, acting reasonably), certifying for and on behalf of the Corporation, to the best of the knowledge, information and belief of the person so signing, that:

         (i) since September 30, 1999, (A) there has been no material adverse change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or financial condition of the Corporation except as has been disclosed in the Disclosure Documents on a non-confidential basis; and (B) no transaction has been entered into by the Corporation which is or would be materially adverse to the Corporation, or which is other than in the ordinary course of business, except as has been disclosed in the Disclosure Documents on a non-confidential basis;

         (ii) the Corporation has duly complied with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the Closing Time, other than those which have been waived by the Underwriter;

         (iii) no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Corporation (including the Underlying Securities and the Optioned Securities) has been issued by any Securities Regulator and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such offices, contemplated or threatened by any regulatory authority;

         (iv) the representations and warranties of the Corporation contained in this Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement;

         (v) as of the Closing Date after giving effect to the Offering and the International Offering, the conditions set forth in subsections 2.1(a) and (b) of Ontario Securities Commission Rule 7.2 have been satisfied; and

         (vi) the Corporation is a "foreign issuer" as such term is defined in Ontario Securities Commission Rule 71-5B;

         (b)  the   Underwriter   shall  have   received  at  the  Closing  Time
certificates dated the Closing Date, signed by appropriate officers of the Corporation addressed to the Underwriter and the Underwriter' counsel, with respect to the articles and by-laws of the Corporation and the Corporation, as applicable, all resolutions of the board of directors or shareholders of the Corporation relating to each of the Material Agreements and the transactions contemplated hereby and thereby, the incumbency and specimen signatures of signing officers and such other matters as the Underwriter may reasonably request;

         (c) each of the Material Agreements shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Underwriter and its counsel, acting reasonably;

         (d) the Underwriter shall have received a favourable legal opinion addressed to the Underwriter and the Purchasers, in form and substance satisfactory to the Underwriter and its counsel, dated the Closing Date, from Foley, Hoag & Eliot, United States counsel for the Corporation, which counsel in turn may rely upon the opinions of local counsel where it deems such reliance proper as to the laws of jurisdictions in which it is not qualified to practise law, other than the federal laws of the United States and, as to matters of fact, on certificates of auditors, public officials and officers of the Corporation, with respect to the following matters:

         (i) the incorporation and subsistence of the Corporation and WaveRider Communications (USA) Inc. under the laws of the state of Nevada;

         (ii) the authorized capital of each of the Corporation and WaveRider Communications (USA) Inc. and that the Corporation is shown on the records of WaveRider Communications (USA) Inc. as the sole holder of record of all the issued and outstanding Shares of WaveRider Communications (USA) Inc.;

         (iii) each of the Corporation and WaveRider Communications (USA) Inc. has all requisite corporate power and authority under the laws of the state of Nevada to carry on its business as presently carried on and to own its properties;

         (iv)     the  Corporation   has  all  requisite   corporate  power  and
                  authority to carry out its obligations and the transactions contemplated by this Agreement and the Material Agreements;

         (v) none of the execution and delivery of this Agreement or the Material Agreements, the performance by the Corporation of its obligations hereunder and thereunder, the creation, sale or issuance of the Underlying Securities and Compensation
                  Warrants, the issuance of the Underlying Securities and the Optioned Securities, will conflict with or result in any breach of the certificates of incorporation or by-laws of the Corporation or any applicable laws of the state of Nevada or the federal laws of the United States applicable therein;

         (vi) each of the Material Agreements has been duly authorized by the Corporation;

         (vii) the Underlying Securities and Compensation Warrants are duly and validly issued, fully paid and non-assessable;

         (viii) 3,925,925 Common Shares have been reserved for issuance on exercise of the Warrants and the Compensation Warrants and upon the exercise of the Warrants and Compensation Warrants in accordance with the respective provisions thereof, such Common Shares will be duly and validly issued as fully paid and non-assessable;

         (ix) the sale of the Underlying Securities and the Optioned Securities has been registered under the U.S. Securities Act on the Registration Statement, the Registration statement has been declared effective and no stop order has been issued in respect of the Company or the Underlying Securities or Optioned Securities and to our knowledge, no such stop order has been threatened;

         (x) the Company is a reporting issuer under the U.S. Exchange Act of 1934; and

         (xi) such other matters as the Underwriter or its counsel may reasonably request prior to the Closing Time;

         (e) the Underwriter shall have received a favourable legal opinion addressed to the Underwriter and the Purchasers, in form and substance satisfactory to the Underwriter and its counsel, dated the Closing Date, from Cassels Brock & Blackwell, Canadian counsel for the Corporation, which counsel in turn may rely upon the opinions of local counsel where it deems such reliance proper as to the laws of jurisdictions other than the federal laws of Canada and the Province of Ontario and, as to matters of fact, on certificates of auditors, public officials and officers of the Corporation, with respect to the following matters:

         (i) each of the Material Agreements and the certificates representing the Warrants and the Compensation Warrants has been duly executed and delivered by the Corporation and constitutes a valid and legally binding agreement of the Corporation enforceable against it in accordance with its terms, subject to certain standard qualifications as to enforceability;

         (ii) the issuance and sale of the Units by the Corporation to the Purchasers and the issuance of the Compensation Warrants to the Underwriter are exempt from the prospectus requirements of Canadian Securities Laws of the Qualifying Provinces and no documents are required to be filed (other than specified forms accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the Canadian Securities Laws of any of the Qualifying Provinces to permit such issuance and sale of the Units, subject to certain usual provisos and specified restrictions;

         (iii) the issuance of the Common Shares issuable upon (A) the due exercise of the Warrants comprising the Units, (B) the Compensation Warrants; and (C) the Warrants issuable upon the due exercise of the Compensation Warrants, are exempt from the prospectus and registration requirements of the Canadian Securities Laws of the Qualifying Provinces and no documents are required to be filed (other than specified forms accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the Canadian Securities Laws of any of the Qualifying Provinces to permit such issuance of the Common Shares, subject to certain usual provisos and specified restrictions; and

     (f) the Underwriter shall have received:

         (i)      certificates  of  status  or  similar   certificates  for  the
                  Corporation and each of the Material Subsidiaries with respect to the jurisdiction in which it is incorporated;

         (ii) certificates of good standing for the Corporation and each of the Material Subsidiaries with respect to each jurisdiction in which the Corporation or the Material Subsidiaries carry on business;

         (iii) a certificate of the registrar and transfer agent of the Corporation as to the number of issued and outstanding Common Shares;


         (iv) evidence satisfactory to the Underwriter, acting reasonably, that the Registration Statement and Prospectus have been filed with the SEC and have become effective; and

         (v) evidence satisfactory to the Underwriter, acting reasonably, that the common stock purchase agreement between the Corporation and Radyr Group Investments dated October 18, 1999 and the related call option have been terminated.

10.      Rights of Termination

          (a) Litigation. If any enquiry, action, suit, investigation or other proceeding whether formal or informal is instituted or threatened or any order is made by any federal, provincial or other governmental authority in relation to the Corporation which, in the reasonable opinion of the Underwriter, operates to prevent or restrict the distribution or trading of the Units or the Underlying Securities, the Underwriter shall be entitled, at its option and in accordance with subparagraph 10(g) of this Agreement, to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by notice to that effect given to the Corporation any time prior to the Closing Time.

          (b) Disaster Out Clause. In the event that prior to the Closing Time there should develop, occur or come into effect any occurrence of national or international consequence or any event, action, condition, law, governmental regulation, inquiry or other occurrence of any nature whatsoever which, in the reasonable opinion of the Underwriter, seriously adversely affects or involves, or will seriously adversely affect or involve, the Canadian financial markets or the business, operations or affairs of the Corporation, the Underwriter shall be entitled at its option, in accordance with subparagraph 10(g) of this Agreement, to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Corporation prior to the Closing Time.

          (c) Market Out Clause. If, prior to the Closing Time, the state of the financial markets becomes such that the Units cannot, in the reasonable opinion of the Underwriter, be profitably marketed, the Underwriter shall be entitled at its option, in accordance with subparagraph 10(g) of this Agreement, to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Units) by written notice to that effect given to the Corporation prior to the Closing Time.

         (d) Change in Material Fact. In the event that prior to the Closing Time there should occur any material change, there should be discovered any previously undisclosed material fact, or there should occur a change in any material fact such as is contemplated by subparagraph 6(a), which results or, in the reasonable opinion of the Underwriter, could reasonably be expected to result, in the Purchasers of a material number of Units exercising their contractual right of rescission granted to the Underwriter and the Purchasers in respect of the Units or the rights of rescission under the Securities Act (Ontario) or the corresponding provisions of applicable securities legislation in the other Qualifying Provinces or, in the reasonable opinion of the Underwriter, has or could reasonably be expected to have a material adverse effect on the market price or value of the Underlying Securities, the Underwriter shall be entitled, at its option, in accordance with subparagraph 10(g), to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Corporation prior to the Closing Time.

          (e) Cease Trade Order. In the event that any order to cease trading in securities of the Corporation is made or threatened by a Securities Regulator, the Underwriter shall be entitled, at its option, in accordance with subparagraph 10(g) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by written notice to that effect given to the Corporation prior to the Closing Time.

          (f) Non-Compliance With Conditions. The Corporation agrees that all terms and conditions in this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by the Corporation that it will use its best efforts (or all commercially reasonable efforts, as applicable) to cause such conditions to be complied with, and any breach or failure by the Corporation to comply with any of such conditions shall entitle the Underwriter, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Units) by notice to that effect given to the Corporation at or prior to the Closing Time. The Underwriter may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriter only if the same is in writing and signed by the Underwriter.

          (g) Exercise of Termination Rights. The rights of termination contained in subparagraphs 10(a), (b), (c), (d), (e) and (f) are in addition to any other rights or remedies the Underwriter may have in respect of any default, act or failure to act or non-compliance by the in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriter to the Corporation or on the part of the Corporation to the Underwriter except in respect of any liability which may have arisen or may arise after such termination in respect of acts or omissions prior to such termination under paragraphs 11, 13 and 14.

11. Expenses. Whether or not the sale of the Units or the issuance of the Underlying Securities upon exercise of such Units shall be completed, all reasonable out of pocket expenses of or incidental to the issue and delivery of such Units and Underlying Securities or incidental to all matters in connection with the transactions herein set out shall be borne by the Corporation including, without limitation, expenses in connection with the issuance and sale of the Units, all filing and registration fees required under Securities Laws, the qualification of the Underlying Securities for distribution to the public in the United States, the preparation, filing and delivery of the Registration Statement, the Prospectus and any Supplementary Material, the fees and expenses of counsel to the Corporation and all local counsel selected by the Corporation, the Underwriter's out-of-pocket expenses, the reasonable fees and expenses of counsel to the Underwriter, and all costs incurred in connection with the preparation and printing of the Registration Statement, the Prospectus and any Supplementary Material.

12. Survival of Representations and Warranties. All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transaction herein contemplated shall survive the purchase and sale of the Units and the exercise of such Units for the Underlying Securities by the Purchasers and continue in full force and effect for the benefit of the Purchasers for a period of two years from the Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Underwriter in connection with the purchase and sale of the Units or the preparation of the Prospectus or otherwise. For greater certainty, and without limiting the generality of the foregoing, the provisions contained in this Agreement in any way related to the indemnification of the Underwriter by the Corporation, or the contribution obligations of the Underwriter or those of the Corporation, shall survive and continue in full force and effect, indefinitely.

13. (a) Indemnity of the Corporation. The Corporation hereby agrees to indemnify and save harmless the Underwriter and each of their directors, officers, employees and Underwriter from and against all liabilities, claims, actions, suits, proceedings, losses (other than loss of profits), costs, damages and expenses in any way caused by, or arising directly or indirectly from, or in consequence of:

         (i) any misrepresentation or alleged misrepresentation (as such term is defined in the Securities Act (Ontario)) contained herein or made by the Corporation in connection with the sale by the Corporation of the Units or the Underlying Securities, or in any material change report or public document filed or issued by the Corporation or on its behalf, except any information or statement relating solely to the Underwriter;

         (ii) any information or statement (except any information or statement relating solely to the Underwriter) contained in the Registration Statement, the Prospectus or any Supplementary Material or in any certificate of the Corporation delivered under this Agreement or pursuant to this Agreement which at the time and in the light of the circumstances under which it was made contains or is alleged to contain a misrepresentation;

         (iii) any omission or alleged omission to state in the Registration Statement, the Prospectus, any Supplementary Material or any certificate of the Corporation delivered under this Agreement or pursuant to this Agreement any fact (except facts relating solely to the Underwriter), whether material or not, required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

         (iv) any order made or enquiry, investigation or proceedings commenced or threatened by any Securities Regulator based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission relating solely to the Underwriter) in the Registration Statement, the Prospectus or any Supplementary Material or based upon any failure to comply with applicable Securities Laws (other than any failure or alleged failure to comply by the Underwriter), preventing or restricting the trading in or the sale or distribution of the Units or the Underlying Securities; or

         (v) the non-compliance or alleged non-compliance by the Corporation with any applicable Securities Laws, including the Corporation's non-compliance with any statutory requirement to make any document available for inspection.

         (b) Notification of Claims. If any matter or thing contemplated by this paragraph (any such matter or thing being referred to as a "Claim") is asserted against any person or Corporation in respect of which indemnification is or might reasonably be considered to be provided, such person or Corporation (the "Indemnified Party") will notify the Corporation or the Corporation, as the case may be (as applicable, the "Indemnifying Party") as soon as possible of the nature of such Claim and the Indemnifying Party shall be entitled (but not required) to assume the defence of any suit brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no settlement of any such Claim may be made by the Indemnifying Party or the Indemnified Party without the prior written consent of the other parties, such consent not to be unreasonably withheld.

          (c) Right of Indemnity in Favour of Others. With respect to any Indemnified Party who is not a party to this Agreement, the Underwriter or the Corporation, as applicable, shall obtain and hold the rights and benefits of this paragraph and paragraph 14 in trust for and on behalf of such Indemnified Party.

          (d) Retaining Counsel. In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his, her or its behalf and to participate in the defence thereof, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless: (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of the other counsel, (ii) the Indemnifying Party fails to assume the defence of such Claim on behalf of the Indemnified Party within ten days of receiving notice of such Claim, or (iii) the named parties to any such Claim (including any added third or impleaded party) include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by counsel that representation of the Indemnified Party by counsel for the Indemnifying Party is inappropriate as a result of potential or actual differing interests of those represented; in each of which cases such Indemnifier shall not have the right to assume the defence of such Claim on behalf of the Indemnified Party but the Indemnifying Party shall be liable to pay the reasonable fees and disbursements of counsel to the Indemnified Party; provided that the Indemnifying Party shall not be obligated to pay fees and expenses of more than one separate legal firm for all Indemnified Parties, as a group.

14. (a) Contribution. In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 13 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriter or enforceable otherwise than in accordance with its terms, the Corporation, the Corporation and the Underwriter shall severally contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated in paragraph 13 in such proportions so that the Underwriter is responsible for the portion represented by the percentage that the aggregate fee payable by the Corporation to the Underwriter bears to the aggregate offering price of the Units and the Indemnifying Party is responsible for the balance. The Underwriter shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion of such fee actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or gross negligence.

          (b) Right of Contribution in Addition to Other Rights. The rights to contribution provided in this paragraph shall be in addition to and not in derogation of any other right to contribution which the Underwriter may have by statute or otherwise at law.

          (c) Calculation of Contribution. In the event that an Indemnifying Party may be held to be entitled to contribution from the Underwriter under the provisions of any statute or at law, the Indemnifying Party shall be limited to contribution in an amount not exceeding the lesser of:

         (i) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriter is responsible, as determined in subparagraph 14(a) above; and

         (ii) the amount of the aggregate fee actually received by the Underwriter from the Corporation under this Agreement.

          (d) Notice. If the Underwriter has reason to believe that a claim for contribution may arise, they shall give the Indemnifying Party notice of such claim in writing, as soon as reasonably possible, but failure to notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation which it may have to the Underwriter under this paragraph.

15. Right of First Refusal. Subject to completion of the Offering, the Underwriter is hereby granted the right of first refusal to act as lead underwriter of any further offering of securities of the Corporation in Canada and, to the extent qualified in the United States, to participate as a managing underwriter in an amount equal to not less than 20%, in any offering of securities by the Corporation, either wholly or partially in the United States, including a follow-on issue of Common Shares, in each case, for a period of eighteen months from the Closing Date.

16. Advertisements. The Corporation acknowledges that the Underwriter shall have the right, subject always to paragraphs 1 and 2 of this Agreement, at their own expense, to place such advertisement or advertisements relating to the sale of the Units or the Underlying Securities contemplated herein as the Underwriter may consider desirable or appropriate and as may be permitted by applicable law. The Corporation and the Underwriter each agree that they will not make or publish any advertisement in any media whatsoever relating to, or otherwise publicize, the transaction provided for herein so as to result in any exemption from the prospectus and registration requirements of applicable securities legislation in any of the provinces of Canada being unavailable in respect of the sale of the Units to prospective purchasers.

17. Notices. Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "notice") shall be in writing addressed as follows:

         If to the Corporation at:

         WaveRider Communications Inc.
         255 Consumers Road, Suite 500
         Toronto, Canada
         M2J 1R4

         Attention:President & Chief Executive Officer
         Telecopier:       (416)502-2968

         in the foregoing case, with a copy to:

         Cassels Brock & Blackwell
         Scotia Plaza
         Suite2100,
         40 King Street West
         Toronto, Ontario
         M5H 3C2

         Attention:       Cam Mingay
         Telecopier:      (416) 360-8877

         - and to -

         Foley, Hoag & Eliot
         1 Post Office Square,
         Boston, MA
         02109

         Attention:        David Broadwin
         Telecopier:       (617) 832-7000

         If to Groome Capital.com Inc., at:

         Groome Capital.com Inc.
         20 Toronto Street
         Suite 906
         Toronto, Ontario
         M5C  2B8

         Attention:        Jerry Vickers
         Telecopier:       (416) 861-3060

         with a copy to:

         Wildeboer Rand Thomson Apps & Dellelce
         1 First Canadian Place
         Suite 810
         Toronto, Ontario
         M5X 1A9

         Attention:        Troy Pocaluyko
         Telecopier:       (416) 361-1790

or to such other address as any of the parties may designate by notice given to the others.

Each notice shall be personally delivered to the addressee or sent by telex or facsimile transmission to the addressee and (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by telecopier or facsimile transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

18. Time of the Essence. Time shall, in all respects, be of the essence hereof.

19. United States Dollars. All references herein to dollar amounts are to lawful money of the United States.

20. Headings. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

21. Singular and Plural, etc. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

22. Entire Agreement. This Agreement constitutes the only agreement between the Underwriter and Corporation with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings between those parties, including for greater certainty, the engagement letter dated November 23, 1999 between the Corporation and the Underwriter. This Agreement may be amended or modified in any respect by written instrument only.

23. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

25. Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Corporation, the Underwriter and the Purchasers and their respective heirs, executors, administrators, successors and permitted assigns; provided that, except as provided herein or in the Subscription and Purchase Agreements, this Agreement shall not be assignable by any party without the written consent of the others.

26. Further Assurances. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

27. Effective Date. This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.

28. Language. The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only. Les parties reconnaissent avoir expressment demandees que la presente Convention ainsi que tout avis, tout etat de compte et tout autre document a etre ou pouvant etre donne ou conclu en vertu des dispositions des presentes, soient rediges en langue anglaise seulement.

29. Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts, which taken together shall form one and the same agreement, and may be executed and delivered by telecopier or facsimile transmission, which shall be binding on the parties as though originally executed and delivered.

If the Corporation is in agreement with the foregoing terms and conditions, please so indicate by executing a copy of this letter where indicated below and delivering the same to the Underwriter.

Yours very truly,

GROOME CAPITAL.COM INC.

Per: /s/ Jerry S. Vickers
     --------------------------
     Authorized Signing Officer

The foregoing is hereby accepted on the terms and conditions therein set forth.

DATED as of the 20th day of December, 1999.

WAVERIDER COMMUNICATIONS INC.


Per: /s/ D. Bruce Sinclair
     --------------------------
     Authorized Signing Officer



                                  SCHEDULE "A"

                       OUTSTANDING CONVERTIBLE SECURITIES

                             AS AT DECEMBER 15, 1999


SERIES "C" CONVERTIBLE PREFERRED SHARES                                                  764,000

WARRANTS
                                      Expiry          Exercise
                                       Date            Price            Quantity
                                ------------------------------------------------

                                    June 11, 2000      $2.50             800,000
                                 October 31, 2003      $1.01             380,000
                                December 15, 2003      $1.50             500,000
                                December 29, 2003      $2.00             225,000
                                December 29, 2003      $2.61             225,000
                                December 29, 2003      $3.00             375,000
                                December 29, 2003      $4.00             225,000
                                    June 29, 2004      $2.00             500,000
                                                                         -------
                                                                                       3,230,000

EMPLOYEE STOCK OPTIONS
     (range of $0.25 - $3.44 & average of $1.04)                                       6,807,175
                                                                                       ---------

TOTAL                                                                                 10,801,175